Exhibit 99.1
CIBC World Markets

2nd Annual Industrials Conference

October 2, 2007

Olin Representatives
Joseph D. Rupp

    Chairman, President and CEO
John E. Fischer

    Vice President & Chief Financial Officer
John L. McIntosh

    Vice President & President, Chlor-Alkali Products
Larry P. Kromidas

    Assistant Treasurer & Director, Investor Relations

lpkromidas@olin.com

(618) 258 - 3206

Company Overview
All financial data are for the year ending 2006 and the six months ending June 2007 and are presented in millions of U.S.
dollars except for earnings per share.  Shown above is income before taxes from continuing operations.  Additional information is available on Olin’s website www.olin.com in the Investors section.
Winchester
Chlor Alkali
North American Producer of
Chlorine and Caustic Soda
                    FY 2006  6Mo ‘07
Revenue:

$666       $322
Income:

$256       $  99
North American Producer of
Ammunition
                     FY 2006    6Mo ‘07
Revenue:

$374          $200
Income:

$  16          $  14
Metals
Specialty Copper-Based Products &
Related Engineered Materials

FY 2006    6Mo ‘07
Revenue:

  $2,112       $1,083
Income:

       $58       $     31
  Revenue:

$3,152

$1,605 Pretax
Operating Inc.:

$   201

$ 71
EPS (Diluted):

$  2.06        $ .79
Olin

   FY 2006        6Mo 2007

Olin Vision
To be a leading Basic Materials company delivering
attractive, sustainable shareholder returns
•

Being low cost, high quality producer, and #1 or #2
supplier in the markets we serve
•

Providing excellent customer service and advanced
technological solutions
•

Following our customers globally where we can do it
profitably
•

Generating returns above the cost of capital over the
economic cycle

TRS in Top Third S&P Mid Cap 400
ROCE Over Cost of Capital Over the Cycle
Olin Corporation Goal:  Superior Shareholder Returns
Olin Corporate Strategy
1.   Build on current leadership positions in Chlor-Alkali,
Metals and Ammunition
•

  Improve operating efficiency and
profitability
•

  Integrate downstream selectively
•

  Expand globally where profitable
2.   Allocate resources to the businesses that can create the
most value
3.   Manage financial resources to satisfy legacy liabilities

Second Quarter 2007 Results
•

Chlor Alkali operating rates at 97% during the quarter,
highest in last 10 years. Demand for both chlorine and
caustic remains strong. ECU netbacks increase from Q1
•

Metals volumes decline in automotive, electronics and
building products segments, higher prices lift earnings to
$21 million including LIFO inventory liquidation gains of
$8 million
•

Winchester earnings for Q2 are best since 1994 and follow
best first quarter earnings ever reflecting improved volumes and pricing
•

Earnings per diluted share of $.48 for Q2

Third Quarter 2007 Outlook
•

Chlor Alkali expects improved ECU netbacks over Q2 offset
by higher transportation and seasonally higher electricity
costs; operating rates in mid-90% range
•

Metals earnings to decline from Q2 due to normal planned
internal and customer plant shutdowns. LIFO inventory
reduction gains of $6 million expected in Q3
•

Winchester earnings to improve from Q2 reflecting the
traditionally strong pre-hunting season
•

Pioneer acquisition closed on August 31st
•

Projected earnings per diluted share of $.40 announced on
July 27th earnings call, excludes any Pioneer impact

Pioneer Acquisition
•

Synergistic, bolt-on acquisition that enhances our
chlor-alkali franchise
–

#3 in chlor-alkali, up from #4 in North America
–

Enhances geographic coverage
–

Improves overall cost position
–

#1 in industrial bleach in North America
•

Further low-cost expansion opportunities in the largest
chlorine consuming region of North America
•

Immediately accretive to EPS and remains highly accretive
throughout the cycle, and the balance sheet remains strong

Pioneer Acquisition
(Continued)
•

Purchase price of $35 per share, or about $415 million
•

Pioneer cash used to repay their debt, Olin will finance
transaction through use of cash and short-term debt
•

Expect to realize $20 million in synergies in the first 12
months following acquisition and $35 million annually
thereafter
•

Synergies will come from logistics, purchasing, operations
and SG&A expenses

Olin’s Chlor Alkali Strategy
•

Be the preferred supplier to the Merchant Chlor Alkali
Market in addition to being the low cost producer
•

Goal is to increase the value of the Chlor Alkali Division
to Olin Corporation through:
–

Full utilization of existing capacity
–

Low-cost capacity expansion
–

Cost reduction and financial discipline

Bayer
2%
Mexichem
2%
Other
8%
Georgia Gulf
3%
Formosa
6%
Dow
32%
PPG
12%
Olin
13%
Occidental
22%

Olin Is The 3rd Largest
Producer in North America
Source:  CMAI Chlor Alkali Report
•

Olin has 1.99 Million tons ECU
Capacity Per Year (1)

 (Source: CMAI)
•

A $10 / ECU Change Equates
to a $17 Million Change in
Pretax Income at Full
Capacity, or $.15 per share @
35% tax rate
(1) Includes 50% of SunBelt

Pioneer Acquisition Moves Olin
Up to #3 Producer and . . .
4,780
3,484
1,992
1,856
880
471
430
371
0
1,000
2,000
3,000
4,000
5,000
Dow
Occidental
Olin
PPG
Formosa
Georgia Gulf
Bayer AG
Mexichem
Diaphragm
Membrane
Mercury
Other

Pioneer Chlorine Plants
Pioneer Bleach Plants
Olin Corporation
Augusta, GA
McIntosh, AL
Dalhousie, NB
St. Gabriel, LA
Becancour, Quebec
Niagara Falls, NY
152
Henderson, NV
246
St. Gabriel, LA (2)
340
Becancour, Quebec (1)
281
Niagara Falls, NY
146
McIntosh, AL (50% Sunbelt)
270
Charleston, TN
401
McIntosh, AL
  36
1,992
Dalhousie, NB
                                 Total
120
Augusta, GA
Chlorine
Capacity
-000- of Short Tons
(1)  Pioneer’s Becancour plant has 275,000 short tons
Diaphragm and 65,000 short tons Membrane capacity.
(2)  Pioneer’s St. Gabriel plant includes the announced
49,000 short tons capacity expansion and conversion to
membrane cell.
Source: CMAI.
Santa Fe Springs, CA
Tracy, CA
Tacoma, WA
Charleston, TN
Henderson, NV
. . . Enhances Olin’s Operational
and Geographical Platform

•

2005 & 2006 record years, peak ECU netback in Q1‘06:
Q3’05 $515     Q1’06  $590     Q3’06  $540     Q1’07  $500
Q4’05 $545     Q2’06  $560     Q4’06  $520     Q2’07  $510
•

Further Caustic price increases announced in Q2 and Q3
•

Higher transportation and energy costs
•

$1 change in Natural Gas MMBTU increases costs of Natural
Gas-based producers by $25 to $35/ECU
•

Natural Gas increases plus capacity reductions have created a more favorable long-term price outlook
•

North American demand growth rate of 0.8% annually
•

Net North American capacity has decreased since 2000
Chlor Alkali Products

North America Chlor Alkali Forecast
North America Chlor Alkali Capacity
Reductions 2000 Through 2005
North America Chlor Alkali Capacity
Expansions 2000 Through 2005
80,000
Orrington, ME
Holtra Chem
201,000
 Baton Rouge, LA
Formosa Plastics
1,930,000
 Total Reductions
5,000
Albany, OR
Oremet

40,000
Vicksburg, MS
Cedar Chem
66,000
Acme, NC
Holtra Chem
145,000
 Delaware City, DE
OXY
198,000
Gramercy, LA
La Roche
187,000
Portland, OR
Atofina
214,000
Tacoma, WA
Pioneer
395,000
Deer Park, TX
Oxy Vinyls LP
375,000
Plaquemine, LA
Dow
Short Tons as
Chlorine
Location
Company
Source: Olin Data
Reductions

1,930,000
Expansions

  (382,000)
Total Reductions

1,548,000
80,000
Calvert City, KY
Westlake
22,000
Various Sites
Oxy
382,000
Total  Expansions
70,000
McIntosh, AL
SunBelt
210,000
Geismer, LA
Vulcan C-A
             Short  Tons as
                  Chlorine
Location
Company
Annual demand growth at 0.8%/Yr = 110,000 Short Tons/Yr
Georgia Pacific
(3 locations)
24,000

North America Chlor Alkali Announced
Capacity Changes 2006 through 2010
North America Chlor Alkali Capacity
Announced Reductions
North America Chlor Alkali Capacity
Announced Expansions
1,326,008
 Total Reductions
280,000
Lake Charles, LA
PPG (completed)
197,000
St. Gabriel, LA
Pioneer (2009)
213,000
Taft, LA
Oxy (KOH Conv) (2008)
110,000
Charleston, TN
Olin (KOH Conv) (completed)
8
Nackawic, NB
St. Anne Chem (completed)
526,000
Ft. Saskatchewan
Dow (completed)
Short Tons as
Chlorine
Location
Company
Reductions

(1,326,008)
Expansions

     2,057,010
Total Expansions

    731,002
350,000
Geismar, LA
Westlake (2010)
543,000
Plaquemine, LA
Shintech (2008/2009)
246,000
St. Gabriel
Pioneer (2009)
280,000
Lake Charles, LA
PPG (completed)
2,057,010
Total  Expansions
550,000
Chocolate Bayou, TX
Shintech (2010)
88,000
Longview, WA
Equachlor (completed)
10
Nackawic, NB
AV Nackawic (completed)
Short  Tons as
Chlorine
Location
Company

Olin’s Chlor Alkali Contracts
•

Olin contracts nearly 100% of its chlorine and caustic
sales
•

On about two-thirds of the chlorine and caustic
volumes, prices change quarterly, with a combination of
formula-based and negotiated pricing, and the balance
is renegotiated annually or semi-annually
•

Many contracts have a one quarter lag in them, which
delays price increases in a tightening market and delays
decreases in a softening market
•

Competitive forces dictate contract duration and terms

Olin Chlor-Alkali’s
Bleach Growth Strategy
•

Two Tier Approach
•

Organic Growth
–

Bleach expansions at Olin’s four existing chlor-alkali
sites
•

Acquisitions and Joint Ventures
–

Pioneer purchase increases bleach output by 130 million
gallons or 95,000 ECU’s per year
•

West Coast
•

Canada
–

Trinity Joint Venture
•

Total Olin bleach output will be 200 million gallons or
146,000 ECU’s per year in 2008

Metals
•

Olin is the leading manufacturer of copper alloy strip,
and a leading manufacturer of brass rod in the U.S.
•

Olin possesses leading technology position
–

37 U.S. patents for High Performance Alloys
–

40 U.S. patents on various proprietary processing and
technical capabilities
•

Olin is the leading copper alloy strip distributor in the
U.S. with 8 service/distribution centers located in the
U.S. and Puerto Rico; 2 additional centers are located
in Mexico and China

Metals
•

The average price of copper increased from $3.37/lb in
Q2’06 to $3.46/lb in Q2’07 resulting in increased metal
melting loss costs and higher working capital needs
•

Improved product pricing of 14% as compared to Q2 2006
partially offsets higher costs
•

Restructuring actions from 2006 improved earnings by more
than $3 million each quarter
•

Inventory reduction program adds $5.3 million to income in
Q1, $7.8 million in Q2 and expected to add $6 million to
earnings in Q3
•

Target of 20% inventory reduction over 2007-8 period

Products
End Uses
Winchester ® sporting ammunition -- shot-shells, small caliber centerfire & rimfire ammunition	Hunters & recreational shooters, law enforcement agencies
Small caliber military ammunition	Infantry and mounted weapons
Industrial products -- 8 gauge loads & powder-actuated tool loads	Maintenance applications in power & concrete industries, powder-actuated tools in construction industry
Winchester Products

Winchester
•

Profits of $5.6 million reflect best second quarter since
1994.
•

Nine price increases announced since the beginning of
2004 to offset higher metal prices
•

Continued increase in metal prices, especially lead,
prompts 15% price increase effective September 1st by
Winchester, Remington and ATK
•

In 2007, Winchester received 3 new military orders:
1.

$18 million US Army order for shotgun shells;
2.

$24 million order under General Dynamics 2nd source small caliber ammunition program; and
3.

$27 million .50 caliber US Army order

Financial Highlights
•

Q2 cash and short-term investments of $257 million
exceed outstanding debt by nearly $10 million
•

$31 million of cash generated over 1st 6 months during a
seasonally normal cash usage period
•

$180 million of voluntary pension contributions in Q3’06
($80MM) and Q2’07 ($100MM) coupled with higher
discount rate and healthy returns on plan assets reduce
pension liability to $129 million
•

Recent voluntary contributions and investment policy
changes will likely lead to fully funded plan by 2011
without further contributions

Financial Highlights
(continued)
•

Q2 pension expense of $8.3 million includes a $.5 million
curtailment charge and is $2.5 million lower than Q2’06
pension expense
•

Favorably settled all IRS audits through 2002 resulting in a
$22 million reduction in tax expense in 2006
•

2007 effective tax rate expected to be in the 34% to 35%
range
•

Capital spending levels, net of January sale leaseback
transaction, are expected to be $65 to $70 million in 2007
with 60 to 65% allocated to Chlor-Alkali

Investment Rationale
•

Continued strong performance based on
–

Relatively high ECU prices, Pioneer acquisition
–

Cost reductions, better pricing, inventory liquidation
gains and restructuring in Metals
–

Cost reductions, price increases and increased U.S.
Military revenue in Winchester
•

Strong financial discipline
•

At recent price levels, common dividend yield is
approximately 4.00%
•

323rd consecutive quarterly common dividend (80+ years)
paid on September 10th

Forward-Looking Statements
   This presentation contains estimates of future
performance, which are forward-looking statements
and actual results could differ materially from those
anticipated in the forward-looking statements.  Some
of the factors that could cause actual results to differ
are described in the business and outlook sections of
Olin’s Form 10-K for the year ended December 31,
2006 and in Olin’s Second Quarter 2007 Earnings
Release. These reports are filed with the U.S.
Securities and Exchange Commission.